SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported) July 2, 2001

                          GRAND COURT LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            0-21249                       22-3423087
(State or other                     (Commission                   (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                    Number)

250 North Military Trail, Suite 350, Boca Raton, Florida          33431
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (561) 997-0323

                                       n/a
             (Former name or address, if changed since last report)

Item 5. Other Events

            On July 2, 2001, Leisure Centers LLC-I, the owner of the Grand Court-Corpus Christi and the Grand Court-Temple senior living communities and Leisure Centers LLC-III, the owner of the Grand Court-Tyler senior living community, each filed a voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the District of New Jersey. The case number for Leisure Centers, LLC-I is 01-37669 NLW. The case number for Leisure Centers, LLC-III is 01-37670 NLW. All documents filed with the Bankruptcy Court are available to the public. Grand Court Lifestyles, Inc. is (i) the 50% managing member of each entity and (ii) a creditor of each entity.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GRAND COURT LIFESTYLES, INC.


                              By: /s/ John Luciani
                              JOHN LUCIANI,
                              Chairman of the Board and Chief Executive Officer

Dated: July 19, 2001